Loans Payable - Shareholders	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
NOTE 4 – Loans Payable – Shareholders

At a Volution shareholder meeting held on June 22, 2015, Volution raised short-term working capital in the form of loans from shareholders of approximately $3 million. The loans carry with them, options in RPC, equivalent to 15% of the current outstanding equity issued by RPC which have been accounted for in accordance with ASC 718 since RPC is a private company that is a majority shareholder of the Company. The fair value of the RPC options is estimated using the fair value of Akari shares times RPC's ownership in Akari shares times 15 percent and was approximately $26 million. The exact terms of these options have not been finalized. These options do not relate to the share capital of Akari. The Company recorded a liability to options and warrants in the Consolidated balance sheet for $26 million reflected in current liabilities, allocated $3 million as a loan discount and recorded interest expense over the estimated term of the loan amounting to $3 million in the Consolidated Statement of Comprehensive Loss as a credit to the loan discount (see Note 5) during the year ended December 31, 2015. The remaining $23 million was recorded as a non-cash financing expense in the Consolidated Statement of Comprehensive Loss in 2015.

Interest expense included in the Consolidated Statements of comprehensive loss related to loans for the years ended December 31, 2017, 2016 and 2015 was $0, $0 and $3,053,948, respectively. The shareholder loans were repaid in October 2015.